UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2012

CHESAPEAKE LODGING TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-34572	27-0372343
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1997 Annapolis Exchange Parkway, Suite 410 Annapolis, MD	21401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 972-4140

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2012 Annual Meeting of Shareholders of Chesapeake Lodging Trust, the Trust’s shareholders approved the proposed amendment to the Trust’s equity plan described in the Trust’s 2012 proxy statement. As a result of the amendment, the number of shares available for issuance under the equity plan was increased by 2,750,000 and the list of performance criteria applicable to performance-based awards that may be made under the equity plan in the future was amended to read as described in the Trust’s 2012 proxy statement. A copy of the amendment to the equity plan is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Trust held its 2012 Annual Meeting on May 25, 2012. The voting results on the proposals considered at the 2012 Annual Meeting are provided below.

Proposal 1

The voting results on the proposal to re-elect seven nominees to the Board of Trustees were as follows:

	For	Withheld	Broker Non-Vote

James L. Francis	29,667,809	37,681	1,034,106
Douglas W. Vicari	28,696,770	1,008,720	1,034,106
Thomas A. Natelli	29,488,921	216,569	1,034,106
Thomas D. Eckert	29,475,709	229,781	1,034,106
John W. Hill	29,470,363	235,127	1,034,106
George F. McKenzie	29,661,201	44,289	1,034,106
Jeffrey D. Nuechterlein	29,661,201	44,289	1,034,106

Proposal 2

The voting results on the proposal to ratify Ernst & Young LLP as the Trust’s independent registered public accounting firm were as follows:

For	Against	Abstain	Broker Non-Vote
30,681,864	51,873	5,859	- 0 -

Proposal 3

The voting results on the proposal to approve an amendment to the Trust’s equity plan to increase the number of shares reserved for issuance under it and to approve the performance criteria for performance-based awards granted under the equity plan were as follows:

For	Against	Abstain	Broker Non-Vote
22,830,895	6,826,986	47,609	1,034,106

Proposal 4

The voting results on the non-binding advisory resolution to approve the Trust’s executive compensation program as reported in the Trust’s 2012 proxy statement were as follows:

For	Against	Abstain	Broker Non-Vote
27,597,807	663,455	1,444,228	1,034,106

Item 8.01.	Other Events.

On May 29, 2012, the Trust issued a press release indicating that its Board of Trustees had declared a cash dividend of $0.22 per common share, payable on July 13, 2012 to shareholders of record as of June 30, 2012. As June 30, 2012 falls on a Saturday, the effective record date for the dividend will be the close of business on Friday, June 29, 2012.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amendment to the Chesapeake Lodging Trust Equity Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2012	CHESAPEAKE LODGING TRUST

	By:	/s/ Graham J. Wootten
Graham J. Wootten
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

10.1	Amendment to the Chesapeake Lodging Trust Equity Plan.